UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2015

ESSENDANT INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10653	36-3141189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parkway North Blvd. Suite 100 Deerfield, Illinois	60015-2559
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 627-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2015, the Registrant announced the election of Robert B. Aiken, Jr. (the “Executive”) as the Registrant’s President and Chief Executive Officer. Mr. Aiken has served as the Registrant’s interim President and Chief Executive Officer since May 2015. On July 22, 2015, the Registrant, its wholly owned subsidiaries, Essendant Co. and Essendant Management Services LLC (collectively, the “Company”), and the Executive entered into a letter agreement reflecting the continuation of the compensation and benefits provided under the letter agreement dated June 4, 2015, except as otherwise provided below, and an Executive Employment Agreement. The principal terms and conditions of the letter agreement are as follows:

•	the Executive will continue to receive a base salary of $800,000 annually;
•	the Executive will continue to be eligible to receive annual cash incentive compensation with a target of 125% of base salary, pro-rated from the Executive’s hire date of May 4, 2015 to the end of the year;
•	the Executive will receive a restricted stock award as of September 1, 2015 having an economic value equal to $1,500,000, which will vest in three annual installments subject to the Registrant achieving a minimum earnings per share objective and will have such other terms as described in the letter agreement;
•	the Executive will be eligible to receive equity awards having an annual economic value target of 300% of base salary commencing in 2016;
•	the Executive will receive a cash perquisite allowance of $24,000 annually; and
•	the Executive will be eligible for severance, change of control and the Registrant’s standard employee benefits under the Executive Employment Agreement.

A copy of the letter agreement is attached as Exhibit 10.1. The severance and change of control terms in the Executive Employment Agreement are the same as in the employment agreement with the Registrant’s former Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith:

10.1	Letter agreement dated July 22, 2015 among Essendant Inc., Essendant Co., Essendant Management Services LLC and Robert B. Aiken, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ESSENDANT INC.

Date: July 28, 2015	/s/ Eric A. Blanchard
Eric A. Blanchard
Senior Vice President, General Counsel and Secretary

ESSENDANT INC.

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED JULY 22, 2015

Exhibit No.	Description	Method of Filing

10.1	Letter agreement dated July 22, 2015 among Essendant Inc., Essendant Co., Essendant Management Services LLC and Robert B. Aiken, Jr.	Filed Herewith